UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2003

                                MONSANTO COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                       001-16167                   43-1878297
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
  of Incorporation)                                          Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On December 17, 2003, Monsanto Company issued a press release announcing that it increased its first quarter 2004 earnings per share ("EPS") guidance as a result of better-than-expected performance in its Brazilian business and the timing of its U.S. sales which had a favorable effect on its earnings. This press release is furnished as Exhibit 99 hereto and incorporated herein by reference.

     The press release furnished herewith uses the non-GAAP financial measures of "free cash flow" and earnings per share ("EPS") excluding the effect of certain items. We define "free cash flow" as the total of cash flows from operating activities and cash flows from investing activities. We believe that free cash flow is useful to investors and management as an indication of the ability of our business to generate cash. This cash can be used to meet business needs and obligations, reinvested into the company for future growth, or returned to our shareowners through dividend payments or share repurchases. Free cash flow is also used by management as one of the performance measures in determining incentive compensation.

     Our non-GAAP EPS financial measure may exclude the impact of restructuring charges, charges associated with the settlement of litigation, gains and losses on the sale of assets, and certain other items. The specific items that are excluded from, and result in, our non-GAAP EPS financial measure are clearly identified as such in the press release and other materials furnished herewith. We believe that our non-GAAP EPS financial measure presented with these adjustments best reflect our ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes. In addition, management uses the non-GAAP EPS financial measure as a guide in its budgeting and long-range planning processes.

     The presentation of free cash flow and EPS excluding the effect of certain items is intended to supplement investors' understanding of our operating performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies. Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, or comprehensive income (loss), as determined in accordance with accounting principles generally accepted in the United States.

     We are furnishing the information contained in this report, including the Exhibits, pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K promulgated by the Securities and Exchange Commission ("SEC"). This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibits.

     Certain  statements  contained in this report,  including  the  information contained in the Exhibit, such as statements concerning our anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, our actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for our Roundup herbicide; the accuracy of our estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of our research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; our ability to continue to manage our costs; our ability to successfully market new and existing products in new and existing domestic and international markets; our ability to obtain payment for the products that we sell; our ability to achieve and maintain protection for our intellectual property; the effects of our accounting policies and changes in generally accepted accounting principles; our exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; our ability to fund our short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in our filings with the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this report. We disclaim any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 18, 2003
                                MONSANTO COMPANY


                                By:      /s/ Nancy E. Hamilton
                                    ----------------------------------------
                                    Name:  Nancy E. Hamilton
                                           Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------

  99         Press Release, dated December 17, 2003, issued by Monsanto Company

                                                                      EXHIBIT 99
                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                       Monsanto Company
                                                       800 NORTH LINDBERGH BLVD
                                                       ST. LOUIS, MISSOURI 63167



RELEASE     Immediately

CONTACT     Media:  Lori Fisher (314-694-8535)
            Investors:  Scarlett Foster (314-694-8148)



MONSANTO INCREASES FIRST-QUARTER 2004 EARNINGS PER SHARE GUIDANCE


     ST. LOUIS (Dec. 17, 2003) - Monsanto Company (NYSE: MON) today announced it is increasing its first-quarter 2004 earnings per share (EPS) guidance. "We're seeing better-than-expected performance in our Brazilian business and the timing of our U.S. sales had a favorable effect on our earnings this quarter," said Terry Crews, Monsanto's chief financial officer.

     First-quarter EPS, on both an ongoing business basis and on a reported basis, is expected to be better than the company's previous guidance by approximately $0.10 per share. The original EPS guidance on an ongoing business basis was $(0.07) to $(0.12); and on a reported basis was $(0.54) to $(0.59). Guidance on ongoing business basis does not include the effect of the restructuring actions Monsanto announced in October - including the impact of exiting the European wheat and barley business, which will be treated as discontinued operations - and the goodwill write-off related to the global wheat business.

     EPS guidance for the 2004 fiscal year remains unchanged in the range of $1.40 to $1.50, excluding the effect of the restructuring charges (estimated at $0.59 per share for the full year) and of the goodwill write-off related to the decision to exit the European wheat and barley business ($0.26 per share for the full year). On a reported basis, 2004 EPS guidance remains in the range of $0.55 to $0.65 (including the estimated full-year restructuring charge and goodwill write-off).

     Management also reconfirmed free cash flow guidance for fiscal year 2004 in the range of $350 million to $400 million. The company expects net cash provided by operations to be in the range of $540 million to $570 million, and net cash required by investing activities to be in the range of $170 million to $190 million.

     Monsanto will report full details of its 2004 first-quarter earnings on Jan. 7, 2004.

     Monsanto Company is a leading global provider of technology-based solutions and agricultural products that improve farm productivity and food quality.

                                      -oOo-

Certain statements contained in this report, including the information contained in the attached slide presentations, such as statements concerning our anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, our actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: increased generic and branded competition for our Roundup herbicide; the success of our research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; our ability to achieve and maintain protection for our intellectual property; our ability to successfully market new and existing products in new and existing domestic and international markets; the effect of weather conditions and commodity markets on the agriculture business; our ability to obtain payment for the products that we sell; our exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), adventitious presence of biotechnology traits in seeds, environmental contamination and antitrust; our ability to fund our short-term financing needs; the accuracy of our estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; our ability to continue to manage our costs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; the effects of our accounting policies and changes in generally accepted accounting principles; fluctuations in exchange rates and other developments related to foreign currencies and economies; and other risks and factors detailed in our filings with the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this report. We disclaim any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.